Convertible Notes Receivable - Schedule of Company's Convertible Note Receivable (Detail) - Kutcho [member] - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Convertible notes receivable [line items]
Beginning balance	$ 17,086	$ 11,353
Amount advanced	0	0
Termination	(15,706)	0
Fair value gain (loss) reflected in net earnings	(1,380)	5,733
Ending balance	$ 0	$ 17,086